Exhibit 10.2

CANCELLATION OF SHARES AGREEMENT

THIS CANCELLATION OF SHARES AGREEMENT (this “Agreement”) is made as of the 30th day of November 2010, by and between Archetype Partners, LLC (“Archetype”) and Medcareers Group, Inc., formerly RX Scripted, Inc., a Nevada corporation (the “Company”), each a “Party” and collectively the “Parties.”

PRELIMINARY STATEMENTS

1.	Archetype owns 19,460,000 shares of Company common stock;

2.
The Company is negotiating to enter into a transaction with Nurses Lounge, L.P. (“NL”) and certain shareholders of NL in connection with a share exchange agreement (“Share Exchange Agreement”), pursuant to which the NL shareholders will obtain a controlling interest in the Company;

3.	A required condition to the closing of the Share Exchange Agreement is the reduction in the number of shares owned by Archetype and certain other shareholders.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and effective as of the Effective Date, the Parties do hereby agree as follows:

1.           Cancellation of Shares.

Archetype agrees to cancel 11,185,000 shares of Company common stock (the “Shares”) which it owns, concurrently with the Company’s consummation of the Share Exchange Agreement (the “Consummation”, and the date of such Consummation, the “Effective Date”), which will result in Archetype owning 7,575,000 shares (“Retained Shares”) of Company common stock immediately following such cancellation and after such Share Exchange Agreement.

In consideration for Archetype agreeing to cancel the Shares as stated above, in the event the Consummation occurs, the Company agrees to pay Archetype $50,000.

Archetype and the Company shall provide for such Shares to be held in escrow and/or held by the Company’s transfer agent (each “Escrow”), with instructions (and such other documentation as may be reasonably required) authorizing and approving their cancellation upon and in connection with the consummation of the Share Exchange Agreement, provided that no Shares shall be cancelled by the Company or the Company’s transfer agent unless and until  the Consummation occurs.

2.
Consideration.  Each of the Parties agrees and confirms by signing below that they have received valid consideration in connection with this Agreement and/or will receive valid consideration pursuant to and in connection with the Consummation of the Share Exchange Agreement and the transactions contemplated therein.

3.
Reinstatement.  The Parties further agree that in the event the NL Share Exchange Agreement is not Consummated by the Company by December 15, 2010, (a) Archetype shall not be obligated or required to cancel the Shares, any shares held in Escrow shall immediately be returned to Archetype with all rights associated therewith and any instructions from Archetype authorizing such cancellation shall be terminated and revoked, and/or (b) in the event such shares have already been cancelled, the Company shall take immediate action to reissue all Shares to Archetype and this Agreement and the terms and conditions hereof shall be considered void (the “Reinstatement Rights”).

4.
Further Assurances.  The Parties agree that, from time to time, each of them will take such other action and to execute, acknowledge and deliver such contracts, deeds, or other documents (a) as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this Agreement; (b) to effect or evidence the cancellation of the Shares; or (c) to affect and reflect such reinstatement in the event of the triggering of such rights as provided above.

5.	Miscellaneous.

(a)	Benefit and Burden. This Agreement shall inure to the benefit of, and shall be binding upon, the Parties hereto and their successors and permitted assigns.

(b)
Amendments and Waiver.  No amendment, modification, restatement or supplement of this Agreement shall be valid unless the same is in writing and signed by the Parties hereto.  No waiver of any provision of this Agreement shall be valid unless in writing and signed by the Party against whom that waiver is sought to be enforced.

(c)
Assignments.  Shareholders may assign any of their rights, interests and obligations under this Agreement and must notify Company in writing.  No assignment shall be permitted unless pursuant to an applicable exemption under the Securities Laws.

(d)
Counterparts.  This Agreement may be executed in counterparts and by the different Parties in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement.

(e)	Construction. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders.

(f)
Severability.  Should any clause, sentence, paragraph, subsection, Section or Article of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the Parties agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the Parties, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

(g)
Applicable Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

(h)
Entire Agreement.  This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the Parties with respect to the transactions contemplated hereby and thereby, and supersedes all prior agreements, arrangements and understandings between the Parties, whether written, oral or otherwise.

(i)	Faxed Signatures. For purposes of this Agreement, a faxed or PDF signature shall constitute an original signature.

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the day and year first above written to be effective as of the Effective Date.

Archetype Partners, LLC

By: /s/ R. Bryan Crutchfield
R. Bryan Crutchfield, Manager

“COMPANY”

Medcareers Group, Inc.

By: /s/ William Goldstein
William Goldstein
Chief Executive Officer

CANCELLATION OF SHARES AGREEMENT

THIS CANCELLATION OF SHARES AGREEMENT (this “Agreement”) is made as of the __th day of November 2010, by and between David M. Loev (“Loev”) and MaryAnne McAdams (“McAdams”) (collectively referred to as “Shareholders”) and Medcareers Group, Inc., formerly RX Scripted, Inc., a Nevada corporation (the “Company”), each a “Party” and collectively the “Parties.”

PRELIMINARY STATEMENTS

1.	Loev and McAdams each own 3,320,000 shares of Company common stock;

2.
The Company is negotiating to enter into a transaction with Nurses Lounge, L.P. (“NL”) and certain shareholders of NL in connection with a share exchange agreement (“Share Exchange Agreement”), pursuant to which the NL shareholders will obtain a controlling interest in the Company;

3.
The Shareholders and Archetype Partners LLC (“Archetype”) are party to a Stock Purchase Agreement dated October 2, 2009, pursuant to which Archetype agreed to cause the Company to issue to the Shareholders a minimum of 1% of the Company’s then outstanding shares following any Change of Control (as defined therein)(the “Stock Purchase” and the “1% Rights”); and

4.	A required condition to the closing of the Share Exchange Agreement is the reduction in the number of shares owned by the Shareholders and Archetype.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and effective as of the Effective Date, the Parties do hereby agree as follows:

1.           Cancellation of Shares.

Loev and McAdams each agree to cancel 2,820,000 shares of Company common stock (the “Shares”) which they own, concurrently with the Company’s consummation of the Share Exchange Agreement (the “Consummation”, and the date of such Consummation, the “Effective Date”), which will result in Loev and McAdams each owning 500,000 shares of Company common stock immediately following such cancellation and after such Share Exchange Agreement.

In consideration for Loev and McAdams agreeing to cancel the Shares as stated above, in the event the Consummation occurs, the Company agrees to provide Loev and McAdams with:  (1) anti-dilution protection for the shares of the Company which they will retain (the “Retained Shares”) following such Consummation up to one percent of the Company’s issued and outstanding shares, until the first to occur of:  (i) eighteen (18) months following the date that the Company files a Form 8-K with Form 10 information (the “Form 8-K Filing Date”) relating to the NL Share Exchange Agreement;  or (ii) three months following the date the Retained Shares have been registered on a registration statement that is declared effective by the Securities and Exchange Commission; and (2) piggyback registration rights for the shares of Company common stock retained by Loev and McAdams for eighteen (18) months from the Form 8-K Filing Date.

The Shareholders and the Company shall provide for such Shares to be held in escrow and/or held by the Company’s transfer agent (each “Escrow”), with instructions (and such other documentation as may be reasonably required) authorizing and approving their cancellation upon and in connection with the consummation of the Share Exchange Agreement, provided that no Shares shall be cancelled by the Company or the Company’s transfer agent unless and until the Consummation occurs.

2.
Consideration.  Each of the Parties agrees and confirms by signing below that they have received valid consideration in connection with this Agreement and/or will receive valid consideration pursuant to and in connection with the Consummation of the Share Exchange Agreement and the transactions contemplated therein.

3.
Reinstatement.  The Parties further agree that in the event the NL Share Exchange Agreement is not Consummated by the Company by December 15, 2010, (a) the Shareholders shall not be obligated or required to cancel the Shares, any shares held in Escrow shall immediately be returned to the Shareholders with all rights associated therewith and any instructions from the Shareholders authorizing such cancellation shall be terminated and revoked, and/or (b) in the event such shares have already been cancelled, the Company shall take immediate action to reissue all Shares to the Shareholders; the 1% Rights shall be restored; and this Agreement and the terms and conditions hereof shall be considered void (the “Reinstatement Rights”).

4.
Further Assurances.  The Parties agree that, from time to time, each of them will take such other action and to execute, acknowledge and deliver such contracts, deeds, or other documents (a) as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this Agreement; (b) to effect or evidence the cancellation of the Shares; or (c) to affect and reflect such Reinstatement Rights in the event of the triggering of such rights as provided above.

5.	Miscellaneous.

(a)	Benefit and Burden. This Agreement shall inure to the benefit of, and shall be binding upon, the Parties hereto and their successors and permitted assigns.

(b)
Amendments and Waiver.  No amendment, modification, restatement or supplement of this Agreement shall be valid unless the same is in writing and signed by the Parties hereto.  No waiver of any provision of this Agreement shall be valid unless in writing and signed by the Party against whom that waiver is sought to be enforced.

(c)
Assignments.  Shareholders may assign any of their rights, interests and obligations under this Agreement and must notify Company in writing.  No assignment shall be permitted unless pursuant to an applicable exemption under the Securities Laws.

(d)
Counterparts.  This Agreement may be executed in counterparts and by the different Parties in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement.

(e)	Construction. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders.

(f)
Severability.  Should any clause, sentence, paragraph, subsection, Section or Article of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the Parties agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the Parties, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

(g)
Applicable Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

(h)
Entire Agreement.  This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the Parties with respect to the transactions contemplated hereby and thereby, and supersedes all prior agreements, arrangements and understandings between the Parties, whether written, oral or otherwise.

(i)	Faxed Signatures. For purposes of this Agreement, a faxed or PDF signature shall constitute an original signature.

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the day and year first above written to be effective as of the Effective Date.

“SHAREHOLDERS”

/s/ David M. Loev
David M. Loev

/s/ MaryAnne McAdams
MaryAnne McAdams

“COMPANY”

Medcareers Group, Inc.

By: ________________________
William Goldstein
Chief Executive Officer